December 29, 2017

ADVANTAGE FUNDS, INC.

Dreyfus Opportunistic Midcap Value Fund

(Class A, C, I and Y Shares)

Supplement to Summary Prospectus and Prospectus

Dated December 29, 2017

Effective January 12, 2018, the following information supersedes and replaces the first paragraph in "Principal Investment Strategy" in the summary prospectus and the first paragraph in "Fund Summary – Principal Investment Strategy" in the prospectus:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies.  The fund currently considers mid-cap companies to be those with market capitalizations, at the time of purchase, within the market capitalization range of companies comprising the Russell Midcap® Value Index, the fund’s benchmark index.  As of September 30, 2017, the market capitalizations of the largest and smallest companies included in the index were approximately $34 billion and $2 billion, respectively, and the weighted average and median market capitalizations of the index were approximately $13 billion and $7 billion, respectively.  The fund's portfolio managers identify potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: relative value, business health, and business momentum.

Effective January 12, 2018, the following information supersedes and replaces the first paragraph in "Fund Details – Goal and Approach" in the prospectus:

The fund seeks to surpass the performance of the Russell Midcap® Value Index.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies.  The fund currently considers mid-cap companies to be those with market capitalizations, at the time of purchase, within the market capitalization range of companies comprising the Russell Midcap® Value Index, the fund’s benchmark index.  As of September 30, 2017, the market capitalizations of the largest and smallest companies included in the index were approximately $34 billion and $2 billion, respectively, and the weighted average and median market capitalizations of the index were approximately $13 billion and $7 billion, respectively. The fund invests principally in common stocks, but its stock investments also may include preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter. The fund's portfolio managers identify potential investments through extensive quantitative and fundamental research. The fund focuses on individual stock selection (a "bottom-up" approach), emphasizing three key factors: relative value, business health, and business momentum.

0258STK1217

December 29, 2017

ADVANTAGE FUNDS, INC.

Dreyfus Opportunistic Midcap Value Fund

Supplement to Statement of Additional Information dated

March 1, 2017, as revised or amended, March 31, 2017, May 1, 2017, June 30, 2017,

September 11, 2017, September 29, 2017, November 30, 2017 and December 29, 2017

Effective January 12, 2018, the following information supersedes and replaces any contrary information regarding Dreyfus Opportunistic Midcap Value Fund contained in "Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names":

Names. Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below (or, notwithstanding anything in the prospectus to the contrary, other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below.

Fund	80% Test	Fundamental Policy

Dreyfus Opportunistic Midcap Value Fund	Equity securities of mid-cap companies, as described in the fund's prospectus	No

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